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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to
                             Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 27, 2001

                              --------------------
                            GENOME THERAPEUTICS CORP.

             (Exact name of registrant as specified in its charter)

        MASSACHUSETTS                0-10824                  04-2297484

(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
      of incorporation)                                  Identification Number)


                                100 BEAVER STREET
                          WALTHAM, MASSACHUSETTS 02453

          (Address, of principal executive offices, including zip code)


                                 (781) 398-2300

               (Registrant's Telephone number including area code)

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                               PAGE 1 OF 4 PAGES.


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Item 5.   OTHER EVENTS

         Genome Therapeutics Corp. has entered into an engagement letter with Tucker Anthony Sutro to retain Tucker Anthony as our non-exclusive agent in connection with the sale of up to 1,950,000 registered shares of Genome Therapeutics.

                                      -2-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GENOME THERAPEUTICS CORP.

                                       By  /s/ STEPHEN COHEN
                                           ----------------------------------
                                           Name:  Stephen Cohen
                                           Title: Chief Financial Officer

Date: July 2, 2001


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                                  EXHIBIT INDEX

1.1 Form of Engagement Letter between Genome Therapeutics Corp. and Tucker Anthony Sutro.